Exhibit 3.34

THIRTY-SECOND AMENDMENT OF TWENTY-SECOND AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of amending the Twenty-Second Amended and Restated Certificate of Limited Partnership under the Missouri Revised Uniform Limited Partnership Act, states the following:

(1)
The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.

(2)
The partnership filed the Twenty-Second Amended and Restated Certificate of Limited Partnership with the Missouri Secretary of State on March 18, 2022.

(3)
The Twenty-Second Amended and Restated Certificate of Limited Partnership is hereby amended to reflect the general partner withdrawals and admissions attached hereto on Exhibit A effective as of the dates listed on Exhibit A.

Upon the withdrawals and admissions of said partners, the number of general partners is 603.

In affirmation thereof, the facts stated above are true.

Dated: January 23, 2025

General Partner:

By _______/s/ Penny Pennington ___________________

Penny Pennington

Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Withdrawn General Partners:
Partner Name	Date Withdrawn as General Partner	Address 1 & 2	City, State & Zip
Ahrens, Concetta Angela	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Amiot, Travis Joseph	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Aumann, Jonathan Reid	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Benjamin R. Maxwell and Stephanie L. Maxwell Joint Family Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Charles and Krystle Nolan Revocable Inter Vivos Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Chris and Cher Masters Revocable Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Danae Domian Revocable Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Deja Family Trust Dated August 5, 2021	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Edward J. Holt Revocable Living Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Edwards, Sarah Lynn	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Eric W. Connella & Julie L. Connella Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Fortier, Mark James	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Hawk, Bryan Wilson	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Hofmeister, Mary Angela	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Hupfer, Nicole Simmons	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
James J Olshanski and Michele R Olshanski Revocable Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
James, Werner Lexton	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Jeffrey L Ritchey Living Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Jeffrey Robert Jones Revocable Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Jonathan Meyer Revocable Living Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Jones, David Wesley	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Klein, Christian Guy	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Lamell J. McMorris Revocable Trust Dated July 1, 2015	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Marable, Don	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
McAllister, William	12/31/2024	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Thirty-Second Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Michael T Schultz Trust Agreement	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Mitchell, David Franklin	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Mueller, Brian Christopher	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Murphy, Aisling Anne	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Neff, Todd Arther Moore	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Olsen - Fifer Family Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Phillip L Frix Revocable Living Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Priebe, Eric John	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Rainosek Family Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Richard L. Giardino Revocable Living Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Rick, Wendy	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Rodger E Steffen Living Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Ronald William Jagels Revocable Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
S Matt Heffington and Kristin E Heffington Revocable Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Sarah R. Buffington Living Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Schoonmaker-Dasch, Jennifer Lynn	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Schumacher, Harry Dalton	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
The Anthony W Johnson Family Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
The Christopher D Hooper and Ann M Hooper Revocable Living Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
The Kenneth and Lisa Blanchard Living Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
The Lisa M Klassen Revocable Living Trust	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
The Trust of John D Lee	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Turvaville, Earl	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Whatley, Stephen Wilson	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Wilson, Josee	12/31/2024	12555 Manchester Road	St. Louis, MO 63131
Zenner, Shane	12/31/2024	12555 Manchester Road	St. Louis, MO 63131

Admitted General Partners:

Exhibit A to Thirty-Second Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Asseff, Benjamin Chase	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Benjamin, Travis	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Bohn, Michelle Marie	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Brace, Collin	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Buckland, Matthew Dale	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Burtell, Carina Emilie	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Castagna, Dario	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Colao, Jared Thomas	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Dike, Scott	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Ducharme, Robyn Elaine	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Edward and Rachelle Holt Living Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Elchert, Ashley Carlisle	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Emerson, Luke	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Friesen, David	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
George, Nathaniel David	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Gilbert, James Thomas	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Good, Jason Wayne	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Grego, Jennifer	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Harasty Family Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Harris, Brad	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Hiskey Family Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
John & Maureen Fieberg Living Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Justin and Sheena Oberg Revocable Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Kane, Catherine Anne	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Kieffer, Anthony Edward	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Knaus, Christina Ann	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
LeMaster, Robert William	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Lounsbury, Jason	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Malich, Michael	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
McGhee, Alexander Smith	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Miller, Scott Andrew	1/1/2025	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Thirty-Second Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Moseley, Christine Elizabeth	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Parker-Klimpel, Andrew Thomas Hall	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Perry, Ashleigh Kristina	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Poduch, Amy Marie	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Reed, Scott	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Richardson, Ryan Don	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Riggin, Andrew Nicholas	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Sceiford, Michael Richard	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Schmitz Qualified Spousal Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Smith Family Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Staten, Christopher Wayne	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Swaffar, Tyler Preston	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Tayet, Brent	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
The Christopher M Langley and Kelly M Langley Revocable Living Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
The Jewett Family Revocable Living Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
The Mittica Family Revocable Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
The Rick Family Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
The Schmidt Happens Living Trust	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Trankler, Donald Joseph	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Wolfe, Darcy Irwin	1/1/2025	12555 Manchester Road	St. Louis, MO 63131
Zimmerman, Aaron Martin	1/1/2025	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Thirty-Second Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.